UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 1, 2017

NEXEON MEDSYSTEMS INC

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55655	81-0756622
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1910 Pacific Avenue, Suite 20000 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

844-919-9990

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 5, 2017, Nexeon MedSystems Inc (“Nexeon”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of Nexeon Medsystems Belgium SPRL, a company incorporated under the laws of Belgium, (“NMB”) on September 1, 2017, through its wholly-owned subsidiary Nexeon Medsystems Europe, SARL, a Luxembourg private limited liability company ( “Nexeon Europe”), pursuant to the Acquisition Agreement entered into on January 10, 2017, between Rosellini Scientific, LLC, a Texas limited liability company controlled by our Chief Executive Officer, William Rosellini, (“RS”) and Nexeon Europe (the “Acquisition”). RS was the sole shareholder of NMB owning 107,154 shares (the “Shares”).

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of NMB described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of NMB as of and for the years ended December 31, 2016 and December 31, 2015 and the notes related thereto, and related Report of the Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited financial statements of NMB as of June 30, 2017 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information of Nexeon and NMB for the year ended December 31, 2016 and for the six months ended June 30, 2017 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

10.1 (1)	Acquisition Agreement between Rosellini Scientific, LLC and Nexeon Medsystems Europe, SARL (filed as Exhibit 10.01)
10.2 (1)	Loan Agreement between Nexeon Medsystems Europe, SARL and Nexeon Medsystems Belgium SPRL (Exhibit 10.02)
10.3 (1)	Promissory Note of Nexeon Medsystems Belgium SPRL (Exhibit 10.03)
99.1*	Audited financial statements of NMB as of and for the years ended December 31, 2016 and December 31, 2015 and the notes related thereto and related Report of the Independent Registered Public Accounting Firm.
99.2*	Unaudited financial statements of NMB as of June 30, 2017 and the notes related thereto.
99.3*	Unaudited pro forma combined financial information of Nexeon and NMB for the year ended December 31, 2016 and for the six months ended June 30, 2017 and the notes related thereto.

*	Filed herewith
(1)	Previously with the Company’s Current Report on Form 8-K filed January 17, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEON MEDSYSTEMS INC

	By:	/s/ Christopher Miller
Date: December 12, 2017		Christopher Miller
Chief Financial Officer

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